                                                                 EXHIBIT 10.24.1
                                                CONFIDENTIAL TREATMENT REQUESTED


                         [PRODUCT PRICING FOR SAMSUNG]

                                                             [Date: Oct/31/2001]

Pricing for Probecards ordered in 12 months period starting the execution of the Probecard purchase agreement shall be as follows:

1.    Minimum Q'ty                         : * * *

2.    Unite Price                          : * * *

3.    Product                              : * * *

4.    Order due date                       : * * *

5.    Delivery due date                    : * * *

6.    Minimum Q'ty/New-design:

           6-1. * * * for * * *

           6-2. * * * (* * *) for * * *.

           6-3. Minimum re-order Q'ty: * * * (* * *-will be credit with the re-order)

7. Guest engineer: Guest engineer will be dispatched to get new design information at SEC.

8.    Signed: Agreed as above for * * * and will be applied in the future PPA.




FormFactor, Inc.                                 Samsung Electronics Co., Ltd.

By:  /s/ K.K. Kim                              By:  /s/ S.M. Lee
    -----------------------------                  -----------------------------
Date:         Oct/31/2001                      Date:          10/31/2001
      ---------------------------                    ---------------------------


                             FormFactor Confidential


* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                                      Appendix 1


                           Product Pricing for Samsung

Pricing Terms:

1. Pricing for probecards delivered in a 1 year period starting from the execution of the Probecard Purchase Agreement shall be as follows:

                   Product Type                  Unit Price                NRE
      * * *                                       $  * * *               $ * * *
      * * *                                       $  * * *               $ * * *
      * * *                                       $  * * *               $ * * *

2.    Contract Term and Condition:

      2.1 Contract term for one year shall be from January 2002 to December 2002

      2.2 The * * * for * * * is guaranteed

3.    Price Condition:

      3.1 A * * * shall apply to the table above should a DUT exceed * * * (over * * * for * * *)

      3.2 Should Samsung purchase a quantity of * * * than * * * of a new design (* * *), the * * * shall apply. * * * re-orders quantity is * * * and
      * * * will be * * * for next new design for * * * than * * * of new design. Should the New Design be a * * *, the * * * shall be * * * at a
      * * * of * * *.

4.    Repair Condition:

      4.1 Gold Service Contract is included on above price. (Attached)

      4.2 VENDOR will assign a * * * for * * * support without any * * *.

5.    Payment terms, * * *, F.O.B. Livermore, CA, Payable in US Dollars

6.    Both companies agree to Order - Cancellation Policy (Attached)

7.    Both companies will cooperate together to improve relationship.

8. FFI and Samsung shall issue a joint press release about the existence of this contract.

9.    Signed:



FormFactor, Inc.                             Samsung Electronics Co., Ltd.

By:  /s/ S.M. Kim                           By:  /s/ [illegible]
     --------------------------                  --------------------------
Date:  1/10/2002                            Date:   1/10/2002
      -------------------------                   -------------------------


              Proprietary Data, BUYER and FormFactor Confidential
                              All rights reserved

                                    page 1/1

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

        GOLD Service Contract                        FormFactor

1-1 Accept SEC's proposal about category of warranty and non-warranty (SEC will pay for ***)

1-2  Free local repair for *** except ***

1-3  ***/ea (excl. VAT) for local repair (per SEC request)

1-4  Local repair service detail (Possible rework at current point)

     1) ***: Less *** without ***: Repairable

     2) ***: Less *** without ***: Repairable

        Over *** without ***: will determined if it is repairable or not based on the investigation.

     3) ***: Non repairable. (non-warranty)

1-5  Maintain current repair pricing for replacement of new probe head and PCB

     *  ***% of original sales price for new probe head

     *  ***% of original sales price for PCB replacement

     *  All *** costs and *** are responsibility of customer for non-warranty

1-6 Both companies should work together through TFT to reduce number of SAR as well as finding root causes for specific problem


------------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

                                                                      Appendix 1

                           PRODUCT PRICING FOR SAMSUNG

Pricing Terms:

1. Pricing for probecards delivered in a 1 year period starting from the execution of the Probecard Purchase Agreement shall be as follows:

                   Product Type               Unit Price       NRE        Credit Condition
      * * *                                      $ * * *     $ * * *     Total qty = * * *
      * * *                                      $ * * *     $ * * *     Total qty = * * *
      * * *                                      $ * * *     $ * * *     Total qty = * * *
      * * *                                      $ * * *     $ * * *     Total qty = * * *

2.    Contract Term and Condition:

      2.1   Contract term for one year shall be from December 2002 to December
            2003.

3.    Price Condition:

      3.1   A * * *% premium shall apply to the table above should a DUT exceed
            * * * (* * *), and * * * a DUT exceed * * *.

      3.2 For * * *, Should Samsung purchase a quantity of * * * of a new design (* * *), the * * * shall apply.

            * * * will be credit for next new design in case purchasing * * * on
            * * *.

            Should the * * * be a * * *, the * * * shall be charged at a price of $* * *.

      3.3 For more than * * *, Should Samsung purchase a quantity of * * * of a new design (* * *), the * * * shall apply. * * * will be credit for next new design in case purchasing * * * on * * *.

            Should the * * * be a * * *, the * * * shall be charged at a price of $* * *.

      3.4   For * * * and * * * with * * *

      3.5   * * * is provided * * * at FFIK if * * * of PC purchased.
            * * * is provided * * * at FFIK if * * * of PC purchased.
            * * * is provided * * * at FFIK if * * * of PC purchased.

      3.6   Released product (* * * or * * *),(* * * or * * *),(* * *) is applied on * * *, and * * * is released when * * * is * * *.

      3.7   Recycling program is applied for purchasing.

4.    Repair Condition:

      4.1   Gold Service Contract is included on above price. (Attached)

      4.2   VENDOR will assign a * * * for * * * support without any * * *.

5.    Payment terms, Net * * *, F.O.B. Livermore, CA, Payable in US Dollars.

6.    Both companies agree to Order Cancellation Policy (Attached).

7.    Both companies will cooperate together to improve relationship.

8. FFI and Samsung shall issue a joint press release about the existence of this contract.



--------------------------------------------------------------------------------
              Proprietary Data, BUYER and FormFactor Confidential
--------------------------------------------------------------------------------
                              All rights reserved
                                    page 1/2

* * * Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as * * *. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.

9.    Signed:

FormFactor, Inc.                            Samsung Electrics Co., Ltd.


By:    /s/ [illegible]                      By:    /s/ [illegible]
    --------------------------------            --------------------------------

Date:  '03/01/22                            Date:  '03/01/22
      ------------------------------              ------------------------------

       /s/ Peter B. Mathews
------------------------------------
       VP-Worldwide Sales
------------------------------------
       Jan. 22, 2003
------------------------------------



--------------------------------------------------------------------------------
              Proprietary Data, BUYER and FormFactor Confidential
--------------------------------------------------------------------------------
                              All rights reserved
                                    page 2/2

        GOLD Service Contract                        FormFactor

1-1 Accept SEC's proposal about category of warranty and non-warranty (SEC will pay for ***)

1-2  Free local repair for *** except ***

1-3  ***/ea (excl. VAT) for local repair (per SEC request)

1-4  Local repair service detail (Possible rework at current point)

     1) ***: Less *** without ***: Repairable

     2) ***: Less *** without ***: Repairable

        Over *** without ***: will determined if it is repairable or not based on the investigation.

     3) ***: Non repairable. (non-warranty)

1-5  Maintain current repair pricing for replacement of new probe head and PCB

     *  ***% of original sales price for new probe head

     *  ***% of original sales price for PCB replacement

     *  All *** costs and *** are responsibility of customer for non-warranty

1-6 Both companies should work together through TFT to reduce number of SAR as well as finding root causes for specific problem


------------
*** Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as *****. A complete version of this exhibit has been filed separately with the Securities and Exchange Commission.